LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is made as of July 1, 1996, by and between SAGE RESOURCES, INC. (referred to herein as the "Borrower"), and MAROON BELLS CAPITAL PARTNERS, INC. (referred to herein as the "Lender").

                                 R E C I T A L S

         A. Lender has agreed to lend up to Five Hundred Thousand Dollars ($500,000) to Borrower pursuant to a Convertible Secured Promissory Note dated July 1, 1996 (the "Note").

         NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

         1.       DEFINITIONS.

                  (a) As used herein, the following terms shall have the meanings set forth below:

                  "Agreement" shall mean this Loan Agreement, as the same may be amended and supplemented as hereinafter provided.

                  "Assignment, Pledge and Security Agreement" means that certain Assignment, Pledge and Security Agreement of even date between Borrower and Lender.

                  "Event of Default" shall mean the occurrence of any of the events listed in paragraph 6(a) and the expiration of any applicable notice and cure period provided therein.

                  "Interest Rate" shall mean ten percent (10%) per annum.

                  "Loan" shall mean the loan from Lender to Borrower described in this Agreement in the principal amount of the Loan Amount.

                  "Loan Amount" shall mean the amount of Five Hundred Thousand Dollars ($500,000).

                  "Loan Documents" shall mean this Agreement, the Assignment, Pledge and Security Agreement, and the Note.

                  "Maturity Date" shall mean the date of Closing as contemplated in the proposed Stock Purchase Agreement between the Shareholders of COM TECH International Corporation and Borrower unless such Closing does not occur within thirty (30) days from the date hereof. If such Closing does not occur within the thirty (30) day time frame, the Maturity Date will be ninety (90) days thereafter.

                  "Person" shall mean any natural person, any unincorporated association, any corporation, any partnership, any joint venture, any trust, any other legal entity, or any governmental authority.

                  (b) Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein or in the Recitals shall have the meanings assigned to them in conformity with Generally Acceptable Accounting Practices and Principles.

         2.       THE LOAN

                  (a)    Agreement to Lend and Borrow.  Subject to the terms and
         conditions  of    this Agreement, Lender agrees to lend to Borrower and
         Borrower agrees to borrow from Lender the Loan Amount;

                  (b)     Evidence of Indebtedness.  The Loan shall be evidenced
         by the Note.  In    the event of any inconsistency between the Note and
         this Agreement, the provisions of this Agreement shall prevail;

                  (c) Security for Obligations. The Loan shall be secured by an Assignment, Pledge and Security Agreement whereby Borrower shall pledge to Lender its rights, title and interest in that certain Secured Promissory Note of COM TECH, dated June 27, 1996, together with all rights of Borrower under the Loan Agreement and Assignment, Pledge and Security Agreement entered into in connection herewith;

                  (d) Interest. Interest at the Interest Rate shall accrue and become due and payable pursuant to the terms of the Note. Interest shall be calculated on the basis of a 360-day year and 30-day month;

                  (e) Payment of Principal and Interest. The outstanding principal balance of the Loan, together with all unpaid accrued interest thereon, and all other amounts payable by Borrower with respect to the Note or pursuant to the terms of any other Loan Documents, shall be due and payable in lawful money of the United States of America at 100 California Street, Suite 1400, San Francisco, California, 94111 in same day funds, not later than the Maturity Date in accordance with the Note. If the Closing contemplated by the proposed Stock Purchase Agreement between the Shareholders of COM TECH International Corporation and Borrower occurs, Lender may elect to convert the unpaid principal and interest of the Loan into 250,000 shares of Borrower's Common Stock at such Closing in accordance with the Note. Such shares will have one-time demand registration rights and piggy-back registration rights, as set forth in the Registration Rights Agreement attached hereto as Exhibit "A" and incorporated herein by this reference;

                  (f) Prepayment of Principal. Borrower shall have the right to prepay the Loan, in whole or in part, at any time, without premium or penalty.

 56259.2

         3.       LOAN CLOSING

                  (a) Closing. The transactions contemplated in this Agreement shall close on July 1, 1996, o r at such later date and time as the parties shall agree;

                  (b) Conditions Precedent. Lender's obligation to disburse the Loan and to perform the remainder of its obligations under this Agreement are expressly conditioned upon Borrower's delivery to Lender of the following documents, in form and content satisfactory to Lender, duly executed (and acknowledged where necessary) by the appropriate parties thereto:

                  (i)      This Agreement;

                  (ii)     The Note;

                  (iii)    The Assignment, Pledge and Security Agreement; and

                  (iv)    Such other documents as Lender may reasonably require.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that the representations and warranties contained in the proposed Stock Purchase Agreement between Borrower and the Shareholders of COM TECH
International Corporation, incorporated herein by this reference, are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of closing.

         5. COVENANTS OF BORROWER. As an inducement to Lender to execute this Agreement and to disburse the Loan, Borrower hereby covenants as set forth in this paragraph 5, which covenants shall remain in effect so long as the Note shall remain unpaid;

                  (a) Lender Inspections. Throughout the term of the Loan, Borrower will permit Lender and Lender's representatives, inspectors and consultants to audit, examine and copy all contracts and records (including, but not limited to, financial and accounting records pertaining to the Loan) and to discuss the affairs, finances and accounts of Borrower with representatives of Borrower;

                  (b)   Financial Statements and Reports.  As soon as available,
         and in any event within sixty (60) days of the end of each fiscal quarter of Borrower, Borrower shall furnish to Lender a copy of its financial statements as filed with the Securities and Exchange Commission;

                  (c) Representations and Warranties. Until repayment of the Note, the representations and warranties of paragraph 4 shall remain true and complete;

                  (d) Trade Names. Borrower shall immediately notify Lender in writing of any change in the legal, trade or fictitious business names used by Borrower and shall, upon

 56259.2

         Lender's request, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names;

                  (e) Further Assurances. Borrower shall execute and deliver from time to time, promptly after any request therefor by Lender, any and all instruments, agreements and documents and shall take such other action as may be necessary or desirable in the opinion of Lender to maintain, perfect or insure Lender's security provided for herein and in the other Loan Documents, all as Lender shall reasonably require, and Borrower shall pay all fees and expenses (including reasonable attorneys' fees) related thereto;

                  (f) Notice of Litigation. Borrower will give, or cause to be given, prompt written notice to Lender of (i) any action or proceeding which is instituted by or against it in any Federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic, or any such proceedings which are threatened against it which, if adversely determined, could have a material and adverse effect upon its business, operations, properties, assets, management, ownership or condition (financial or otherwise), and (ii) any other action, event or condition of any nature which may have a material and adverse effect upon its business, operations, management, assets, properties, ownership or condition (financial or otherwise), or which, with notice or lapse of time or both, would constitute an Event of Default or a default under any other contract, instrument or agreement to which it is a party or to which it or any of its properties or assets may be bound or subject;

                  (g) No Impairment. The Borrower will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Loan Documents, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Lender hereunder.

         6.       EVENTS OF DEFAULT AND REMEDIES

                  (a) Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default under this
         Agreement:

                           (i) Failure by Borrower to pay any monetary amount when due under any Loan Document;

                           (ii) Failure by Borrower to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower, under any Loan Document and the expiration of ten (10) days after written notice of such failure by Lender to Borrower;

 56259.2

                           (iii) Failure by Borrower to perform any  obligation,
                  or to comply with any other term or condition applicable to Borrower, under any agreement entered into between Borrower and COM TECH International Corporation;

                          (iv) Any representation or warranty by Borrower in any
                  Loan Document is materially false, incorrect, or misleading as of the date made;

                           (v) The occurrence of any event  (including,  without
                  limitation, a change in the financial condition, business, or operations of Borrower for any reason whatsoever) that materially and adversely affects the ability of Borrower to perform any of its obligations under the Loan Documents;

                           (vi) Borrower (1) is unable or admits in writing its inability to pay its monetary obligations as they become due,
                  (2) makes a general assignment for the benefit of creditors, or (3) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Borrower or the property of Borrower or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Borrower or the property of Borrower or any part thereof, and such appointment is not discharged within sixty (60) days;

                           (vii) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any Federal, state, or foreign law by or against Borrower and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof;

                           (viii) Any  litigation  or  proceeding  is  commenced
                  before any governmental authority against or affecting Borrower or the property of Borrower or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Borrower;

                           (ix) All or any part of the  property  of Borrower is
                  attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within twenty (20) days of the date thereof;

                           (x) The occurrence of any Event of Default, as such term is defined in any other Loan Document.

                  (b) Remedies. Notwithstanding any provision to the contrary herein or any of the other Loan Documents, upon the happening of any Event of Default under this Agreement, or upon an Event of Default under any of the other Loan Documents, Lender shall have, at its option, and in addition to any other remedies provided in the Loan Document breached by Borrower, (i) the option to declare all outstanding

 56259.2
         indebtedness to be immediately due and payable without presentment, demand, protest or notice of any kind; (ii) the right, at its option, to apply any of Borrower's funds in its possession to the outstanding indebtedness under the Note, whether or not such indebtedness is then due; and (iii) the right to exercise all rights and remedies available to it under any or all of the Loan Documents. Nothing contained in this Agreement or in any of the Loan Documents shall in any way restrict or limit the rights, remedies and recourse to all assets for Borrower for all amounts due and payable with respect to the Loan and all other amounts due under the Loan Documents.

         7.       MISCELLANEOUS

                  (a) Assignment. Borrower shall not assign any of its rights under this Agreement;

                  (b) Notices. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail shall be deemed given two (2) business days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered;

                  To Lender:                Maroon Bells Capital Partners, Inc.
                                            100 California Street, Suite 1400
                                            San Francisco, California, 94111

                  To Borrower:              Sage Resources, Inc.
                                            #10 Exchange Place, Suite 309
                                            Salt Lake City, Utah  84111

                  (c) Authority to File Notices. Borrower irrevocably appoints Lender as it attorney-in-fact, with full power of substitution, to file for record, at the Borrower's cost and expense and in Borrower's name, any notices that Lender considers necessary or desirable to protect its security;

                  (d) Inconsistencies with the Loan Documents. In the event of any inconsistencies between the terms of this Agreement and any terms of any of the Loan Documents, the terms of this Agreement shall govern and prevail;

                  (e) Lender Approval of Instruments and Parties. All proceedings taken in accordance with transactions provided for herein; all surveys, appraisals and documents required or contemplated by this Agreement and the persons responsible for the execution and preparation thereof; shall be satisfactory to and subject to approval by Lender.

 56259.2

         Lender's counsel shall be provided with copies of all documents which they may reasonably request in connection with the Agreement;

                  (f) Lender Determination of Facts. Lender shall at all times be free to establish independently, to its satisfaction, the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement;

                  (g)     Incorporation of Preamble, Recitals and Exhibits.  The
         preamble, recitals   and  exhibits  hereto are hereby incorporated into
         this Agreement;

                  (h) Payment of Expenses. Borrower shall pay all taxes and assessments and all expenses, charges, costs and fees provided for in this Agreement or relating to the Loan, including, without limitation, fees of any consultants, reasonable fees and expenses of Lender's counsel, documentation and processing fees, printing and duplicating expenses, and air freight charges. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to pay such expenses, charges, costs and fees notwithstanding that Borrower may not have requested a disbursement of such amount. Such disbursement shall be added to the outstanding principal balance of the Note. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. However, the provision of this paragraph shall not prevent Borrower from paying such expense, charges, costs and fees from its own funds. All such expenses, charges, costs and fees shall be Borrower's obligation regardless of whether or not Borrower has requested and met the conditions for the disbursement of the Loan;

                  (i) Disclaimer by Lender. Borrower is not and shall not be an agent of Lender for any purpose. Lender is not a joint venture partner with Borrower or with the constituent partners in Borrower in any manner whatsoever. Approvals granted by Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower;

                  (j) Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless Lender, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Lender, whether in suit or note, arising out of this Agreement or in connection herewith. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this paragraph 7(j) shall survive the closing of the Loan and the repayment thereof;

 56259.2

                  (k) Titles and Headings. The headings at the beginning of each paragraph of this Agreement are solely for convenience and are not part of this Agreement. Unless otherwise indicated, each reference in this Agreement to a paragraph or an exhibit is a reference to the respective paragraph herein or exhibit hereto;

                  (l) Change, Discharge, Termination, or Waiver. No provision of this Agreement may be changed, discharged, terminated, or waived except in writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof;

                  (m) Choice of Law. This Agreement and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to conflict of laws principles;

                  (n) Time is of the Essence. Time is of the essence of this Agreement;

                  (o) Attorneys' Fees. Borrower agrees to pay all costs of enforcement and collection and preparation for any Event of Default or any action taken by Lender (including, without limitation, reasonable attorneys' fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings, whether at the trial or appellate level), together with interest thereon from the date of demand at the default interest rate;

                  (p) Consent to Jurisdiction. Borrower and Lender hereby irrevocably consent and agree that any legal action, suit or proceeding arising out of or in any way in connection with this Agreement, or which is an appeal therefrom, may be instituted or brought in the Federal District Court for the District of Utah and Borrower and Lender hereby irrevocably consent and submit to, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of such Court, and to all proceedings in such Court. Further, Borrower and Lender irrevocably consent to actual receipt of any summons and/or legal process at their respective addresses as set forth in this Agreement as constituting in every respect sufficient and effective service of process in any such legal action or proceeding. Borrower and Lender further agree that final judgment in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, whether within or outside the United States of America, by suit under judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and the amount of the liability;

                  (q) Provisional Remedies; Self Help; and Foreclosure. No provision of paragraph 7(p) shall limit the right of any party to exercise self-help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies
        (including but not limited to injunctive relief or the appointment of a

 56259.2
         receiver) from a court of competent jurisdiction. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding;

                  (r) Integration. The Loan Documents contain the complete understanding and agreement of Borrower and Lender and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations;

                  (s) Binding Effect. The Loan Documents will be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents;

                  (t) Survival. The representations, warranties, and covenants of the Borrower and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

                  (u) Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement;

 56259.2

         IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly executed and delivered as of the date first above written.

                                 "BORROWER"

                                 SAGE RESOURCES, INC.



                                 By: _________________________________
                                 Name: _______________________________
                                 Title: ________________________________

                                 "LENDER"

                                 MAROON BELLS CAPITAL PARTNERS, INC.



                                By: _________________________________
                                Name: _______________________________
                                Title: ________________________________

 56259.2

                                   EXHIBIT "A"

                          REGISTRATION RIGHTS AGREEMENT

 56259.2

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is entered into this July 1, 1996, by and between SAGE RESOURCES, INC.(the "Company") and MAROON BELLS CAPITAL PARTNERS, INC. (the "Stockholder").

         WHEREAS,   pursuant  to  a  Loan  Agreement  and  Secured   Convertible
Promissory Note of even date herewith, the Stockholder has the right to acquire certain shares of Restricted Common Stock of the Company;

         WHEREAS, as a condition to the loan by the Stockholder to the Company, the Company has agreed to execute this Agreement in favor of the Stockholder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  (a) "Shares" shall mean and include any of the following securities: (i) up to 250,000 shares of common stock of the Company (the "Common Stock") which will be acquired from the Company upon conversion of that certain Convertible Secured Promissory Note, dated July 1, 1996 executed in favor of Stockholder (the "Note"), or (ii) any additional securities issued to the Stockholder with respect to the foregoing upon any stock split, stock dividend, recapitalization, dilution, adjustment or similar event;

         2.       "REGISTRATION RIGHTS".

                  (a) Piggyback Registration. If at any time the Company shall propose to file with the Securities and Exchange Commission (the "Commission") on behalf of the Company or any other stockholder a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to any class of security (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a registration statement approved by the Board of Directors on Form S-4 or S-8, or such amended or alternative form for Form S-4 or S-8 as the Commission may from time to time require, the Company shall in each case timely notify the Stockholder and include in such registration statement any or all of the shares of Common Stock as the Stockholder may request within twenty
         (20) days after the Company's giving of such notice, subject to the conditions set forth herein;

                  (b) One-Time Demand Registration. If at any time after the date which is six (6) months following any underwritten public offering of the Company's Common Stock or other equity securities, and all or a portion of the Common Stock of the Stockholder is excluded by the underwriter in such offering pursuant to the terms and conditions of this Agreement, and the Company shall receive a written request from the Stockholder that the Company effect a registration with respect to the issuance of the Shares underlying the Note on conversion of the Note by the Stockholder, the Company shall promptly, subject to the conditions and in accordance with the procedures hereinafter set forth, prepare and file a registration statement on an appropriate form as expeditiously as reasonable with respect to such Shares. The request for registration pursuant to this Section shall specify the number of shares to be registered and the manner of sale, including the name and address of any proposed underwriter. The principal underwriter or underwriters for any such offering shall be selected by the Stockholder, subject to the reasonable acceptance of the Company. The rights of the Stockholder to demand registration under this paragraph 2(b) shall expire upon the filing of the Registration Statement by the Company after the initial demand made by the Stockholder;

                  (c) Registration Procedures. If, pursuant to Sections 2(a) or 2(b) hereof, the Company is required to include any Shares in a registration statement proposed to be filed, the Company will, as expeditiously as possible: (i) prepare and file such registration statement under the Act on an appropriate form and use its reasonable efforts to cause such registration statement to become effective; (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act and the Exchange Act with respect to the offer of the securities covered by such registration statement during the period required for distribution of such securities (but in no case longer than ninety (90)
         days); (iii) furnish to the holder of such Shares such number of copies of such registration statement and all amendments thereto and of such prospectus (including each preliminary, amended or supplemental prospectus) as such holders may reasonably request in order to facilitate the sale or transfer of the securities covered by such registration statement; (iv) use its reasonable efforts to register or qualify the securities covered by any such registration statement in such jurisdictions as such holders may reasonably request; (v) furnish, at the request of the Stockholder, on the date that such Shares are delivered to the underwriters for sale pursuant to such registration or, if such Shares are not being sold through underwriters, on the date such registration statement becomes effective (A) an opinion, dated on such date, in a form customary to such transactions, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Stockholder making such request, reasonably acceptable in form and substance to such underwriter and the Stockholder, and (B) a letter, dated on such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and the Stockholder, stating that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto (including, in each case, documents incorporated by reference thereto), comply as to form in all material respects with the applicable accounting requirements of the Act; such opinion of counsel shall additionally cover such other legal matters with respect to the registration statement and the Company as the underwriters, if any, or the Stockholder may reasonably request; and such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration statement

 56262.2
         and the Company as the underwriters, if any, or the Stockholder may reasonably request; (vi) use its best efforts to keep such registration and qualification effective until all exercises, sales and distributions contemplated by the requests made pursuant to Sections 2(a) or 2(b) hereof shall have been completed, but not in any event for a period in excess of ninety (90) days; and (vii) pay all expenses incurred by the Company in complying with this Section 2(c), including without limitation (A) all registration and filing fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for the Company; (D) all Blue Sky fees and expenses (including fees and expenses of counsel in connection with Blue Sky surveys); and (E) the entire expense of any special audits incident to or required by any such registration. Notwithstanding the foregoing, the Company shall not be obligated to pay any underwriter's discounts or commissions or attorneys' fees or expenses of the Stockholder;

                  (d) Certain Conditions to Registration. The right of the Stockholder to have any shares included in any registration statement pursuant to the provisions of Sections 2(a) or 2(b) hereof shall be subject to the following further conditions: (i) should the request for registration be pursuant to Section 2(a), and should the registration statement proposed by the Company relate to an underwritten offering of securities of the Company, and should the managing underwriter for the Company render a recommendation to the effect that such registration of all or a part of the Shares would materially impair the Company's ability to sell the securities being registered by the Company, then the Stockholder shall be entitled to participate pro rata with all other stockholders entitled to registration rights of equal priority ("Other Stockholder"), if any, based upon the number of shares owned by or issuable to the Stockholder and each Other Stockholder in the maximum amount of shares that such underwriter determines may be sold without such impairment, after the Company has included all stock that it desires to sell; (ii) the Stockholder shall furnish to the Company in writing such information and documents as, in the opinion of counsel to the Company, may be reasonably required to properly prepare and file such registration statement in accordance with applicable provisions of the Act; and (iii) if the Stockholder desires to sell and distribute securities over a period of time, or from time to time at the prevailing market prices pursuant to a registration statement to be filed by the Company under the Act, then the Stockholder shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act and the Exchange Act;

                  (e) Notices of Registration Statements, Etc. The Company shall not file any registration statement under the Act covering any debt or equity securities unless it shall first have given the Stockholder written notice thereof;

         3. EXPENSES. Except for underwriting discounts and commissions, the Company shall pay any and all registration expenses.

 56262.2

         4. TRANSFER OF REGISTRATION RIGHTS. The registration rights granted hereunder may not be assigned or otherwise transferred, without the prior written consent of the Company.

         5. TERMINATION OF REGISTRATION RIGHTS. The Piggyback Registration rights granted pursuant to paragraph 2(a) shall terminate two (2) years from the date hereof. The registration rights granted pursuant to Section 2(b) of this Agreement shall terminate and be of no force and effect as to the Stockholder and any subsequent transferee upon the earlier to occur of (i) the effective date of a registration statement filed upon the demand of the Stockholder pursuant to paragraph 2(b), or (ii) the expiration of two (2) years from the date of this Agreement.

         6. "MARKET STANDOFF" AGREEMENT. The Stockholder agrees that, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, it will not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Stockholder during the period beginning seven (7) days prior to and ending 180 days following the date of the final prospectus of the Company filed under the Act, provided that such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said 180 day period.

         7. MODIFICATION AND WAIVER. The parties may amend, modify or supplement this Agreement only by the written agreement of each party hereto. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later date to enforce the same. No waiver by any party of a breach of this Agreement, whether by conduct or otherwise, in any one or more instances shall be, or shall be deemed to be, a further or continuing waiver of such breach or a waiver of any condition or of any other breach of this Agreement.

         8. NOTICES. Any notices or other communications required or permitted hereunder shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, postage prepaid (return receipt requested), to the party to whom such notice or communication is addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

         To the Stockholder:                 MAROON BELLS CAPITAL PARTNERS, INC.
                                             100 California Street, Suite 1400
                                             San Francisco, California 94111

         To the Company:                     #10 Exchange Place, Suite 309
                                             Salt Lake City, Utah  84111
                                             Attn:  President

 56262.2

         With a copy to:                            William C. Gibbs, Esq.
                                                    SNELL & WILMER
                                                    111 East Broadway, Suite 900
                                                    Salt Lake City, Utah  84111

         9. GENDER AND NUMBER, ETC. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. "Hereof," "herein," and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole, and not to any particular paragraph or provisions, unless expressly so stated.

         10. SUCCESSORS AND ASSIGNS. All rights hereunder may be assigned or otherwise conveyed to any permitted transferee or assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

         12. ENTIRE AGREEMENT AND CAPTIONS. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, between or among the parties with respect to the subject matter hereof. Captions appearing in this Agreement are for convenience of reference only and shall not be deemed to explain, limit or amplify the provisions hereof.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

         14. SEVERABILITY. If any provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it valid and enforceable and if no such modification shall render it valid and enforceable then the Agreement shall be construed as if not containing such provision.

         15. NO THIRD PARTY BENEFICIARIES. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         16. NO PARTNERSHIP OR JOINT VENTURE. Notwithstanding anything to the contrary contained herein, nothing contained herein shall be construed as creating a partnership or joint venture relationship between the parties hereto, and the parties hereto shall be deemed to

 56262.2
have made any elections necessary under any applicable law, rule or regulation to prevent their being considered or deemed to be a partnership or joint venture.

         17. NO IMPAIRMENT. The Company will not take any action, or fail to take any action, avoid or seem to avoid the observance or performance of any of the terms to be performed by the Company hereunder and the Company will at all times act in good faith to assist the Stockholder in the carrying out of the provisions of this Agreement as may be necessary to preserve and protect the registration rights of the Stockholder under this Agreement.

 56262.2

                                 THE COMPANY:

                                 SAGE RESOURCES, INC.


                                 By: __________________________________
                                 Its: ___________________________________

                                 THE STOCKHOLDER:

                                 MAROON BELLS CAPITAL PARTNERS, INC.


                                 By: __________________________________
                                 Its: ___________________________________

 56262.2